UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2023 (June 15, 2023)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 15, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. A total of 49,353,018 shares of the Company’s common stock were entitled to vote as of April 19, 2023, the record date for the Annual Meeting. There were 47,198,007 shares present by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1.  Election of Directors

The first proposal was the election of three members of the Board to serve as directors until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. Mark A. Frantz, Jonathan S. Holman and Arshad Matin were elected receiving votes as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark A. Frantz	42,496,220	2,202,424	22,111	2,477,252
Jonathan S. Holman	37,607,083	7,087,764	25,908	2,477,252
Arshad Matin	44,205,956	492,401	22,398	2,477,252

Proposal 2.  Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2022 was approved as follows:

For	Against	Abstain	Broker Non-Votes
43,864,573	816,074	40,108	2,477,252

Proposal 3.  Advisory Vote on Executive Compensation

A one-year frequency received the most votes for the non-binding advisory vote on the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
42,991,571	14,176	1,693,229	21,779	2,477,252

Proposal 4.  Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
44,898,891	2,285,087	14,029	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

/s/ Jennifer Hankes Painter
Date: June 20, 2023	Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary